UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2015

BIODEL INC.
(Exact name of registrant as specified in its charter)

Commission File Number 001-33451

Delaware (State or other jurisdiction of incorporation or organization)	90-0136863 (IRS Employer Identification Number)

100 Saw Mill Road Danbury, Connecticut (Address of principal executive offices)	06810 (Zip code)

(203) 796-5000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

        On September 11, 2015, Biodel Inc. ("Biodel") filed a complaint in Superior Court in the State of Connecticut (Judicial District of Danbury) against Unilife Medical Solutions, Inc. ("Unilife"), a wholly owned subsidiary of Unilife Corporation (the "Complaint"). The Complaint contains two counts. The First Count seeks injunctive relief pending arbitration of certain contract claims relating to Biodel's glucagon emergency management ("GEM") program. The Second Count seeks compensatory and punitive damages from Unilife based on its alleged violation of the Connecticut Unfair Trade Practices Act ("CUTPA") in connection with the GEM program.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2015	BIODEL INC.

By: /s/ Paul S. Bavier Paul S. Bavier, General Counsel and Secretary